                                           December 31, 1999   Semiannual Report

                                                                          NUVEEN
                                                                    Mutual Funds


Extraordinary Talent. Masterful Performance.

                        Nuveen Dividend and Growth Fund



                                            A balanced portfolio of bonds

                                            and stocks for investors seeking

                                            attractive income with an

                                            opportunity for capital growth.


          [PHOTO APPEARS HERE]







        Featuring Portfolio Management By Nuveen Investment Advisory Services

      Contents

   1  Dear Shareholder

   3  From the Portfolio Manager's Perspective

   6  Fund Spotlight

   7  Portfolio of Investments

   9  Statement of Net Assets

  10  Statement of Operations

  10  Statement of Changes in Net Assets

  11  Notes to Financial Statements

  15  Financial Highlights

  16  Building a Better Portfolio

  17  Fund Information

DEAR

Shareholder

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board

How did you gain your financial wisdom? While some of us study finance, the financial markets, economics or related disciplines in formal programs, most of us end up accumulating practical knowledge through the years, from friends, family, colleagues and media.

At Nuveen, we believe a formal financial education should start early in life. A study sponsored by the National Council on Economic Education shows that a whopping 66% of high school students tested on basic money skills scored an "F." Only 3% received an "A."


Because we believe strongly in education and are committed to children's financial literacy, we have launched a community service program, Kid$ense, in our hometown of Chicago.
     The Kid$ense curriculum, which is available for grades kindergarten through sixth, includes textbooks, teaching materials and teacher training. The lessons introduce children to the concept of money and how it works in society; buying, selling and trading; working, earning, saving and investing.
     Nuveen's commitment to children's financial literacy goes beyond the 250 Chicago public schools who have benefited from the Kid$ense curriculum. We also have a commitment to family wealth management, which is a positive philosophy that addresses the role of wealth in our lives and our world.
     At Nuveen, we are dedicated to helping you and your financial adviser develop a family wealth management strategy unique to you and your goals and values. In your next shareholder report, look for more information about Nuveen's dedication to Family Wealth Management, or ask your financial adviser about this new approach to investing.

The Economic Environment. I want to briefly report on the economic environment in which your Nuveen investment performed. Read on, as we've conducted an in-depth interview with a representative from your fund's portfolio management team, describing how the team of investment and research professionals directed the portfolio during the semiannual fiscal period ended December 31, 1999.
     The equity markets ended 1999 with a record-breaking performance as the Dow Jones Industrial Average reached 11,497. The Standard & Poor's (S&P) 500 Stock Index rose more than 21%, following gains that averaged 30% annually the preceding four years. Strong performance of technology stocks drove the equity market in 1999, and returns were highly concentrated; about one-half of the stocks in the S&P 500 declined last year.
     The economy has now experienced the longest business-cycle expansion in U.S. history. However, concerns about the continued pace of the economy's expansion have begun to test the "new paradigm," which holds that improvements in productivity enable us to have both economic growth and low inflation at the same time. With investors and the various markets watching -- and reacting to -- every announcement concerning economic statistics, volatility has increased, especially in the equity markets.



                                "We also have a
                                 commitment to
                                 family wealth
                                  management,
                                   which is a
                              positive philosophy
                                that addresses
                               the role of wealth
                                  in our lives
                                and our world."


                                                       SEMIANNUAL REPORT  page 1

                                "Your financial
                               adviser can serve
                                 as a valuable
                              resource in helping
                               you determine if
                                adjustments are
                                 needed in your
                                 current asset
                               allocation plan."



     The portfolio management team for your Nuveen fund plans to continue to focus on finding value in the markets through their sector analysis. They expect companies in this theme will see strong earnings growth as economic activity improves around the world.

Keeping the Balance. The increased volatility in the markets highlights the importance of maintaining balance in your investment portfolio. With a properly balanced portfolio of equities, bonds and cash, your assets may be better positioned to weather the markets' ups and downs. A balanced portfolio can also help you increase your opportunities for capital growth while reducing risk. Your financial adviser can serve as a valuable resource in helping you determine if adjustments are needed in your current asset allocation plan.
     For more information on any Nuveen investment, including a prospectus, contact your financial adviser. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
     Since 1898, Nuveen has been synonymous with investments that stand the test of time. As we enter a new millennium, we are committed to maintaining that reputation and finding the best ways to serve your evolving investment needs. Thank you for your continued confidence.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2000


SEMIANNUAL REPORT  page 2

NUVEEN DIVIDEND AND GROWTH FUND
From the Portfolio Manager's Perspective
-------------------------------------------------------------------------------

Nuveen Dividend and Growth Fund features portfolio management by Nuveen Investment Advisory Services, a team of portfolio managers and research analysts committed to a disciplined, research-oriented investment strategy. To help you understand the fund's performance during the six-month period ending December 31, 1999, we spoke with Rick Huber, portfolio manager and vice president.

Q In the six-month period ending December 31, 1999, the Federal Reserve (the
Fed) raised interest rates twice in response to continued economic strength and the potential threat of inflation. Meanwhile, the Standard & Poor's 500 Index finished the year up 21%, the fifth consecutive increase of more than 20%. How did this environment affect the fund?

RICK The Fed raised interest rates over the period by a total of 50 basis points, after a 25 basis point hike at the end of June 1999. After an initial downturn in reaction to news of one of the hikes, the stock market managed to finish the year on an impressive note. Value-oriented stocks specifically showed some recovery earlier in the year, but the rising interest rates halted the resurgence, and value stocks underperformed growth stocks for the year.

     Therefore, this proved to be a challenging environment for the fund, as it returned -4.44% for the six-month period ending December 31, 1999, compared to the Lipper Income Funds category average total return of 0.85%.*

Q Overall, value stocks have been out of favor compared to growth stocks for about five years now. What circumstances could help bring value back into the spotlight?

RICK A global economic recovery began to take shape in 1999, which has historically been a backdrop for value stocks to begin to outperform growth stocks. However, the extremely strong performance of technology stocks -- more growth-oriented -- combined with the negative returns of financial stocks -- more value-oriented -- undermined that traditional correlation between economic recovery and value.
     Technology made up around 30% of the S&P 500 Index as of December 31, 1999. With technology selling at astronomical prices compared to earnings as of year-end, any extended losses to technology would hurt the S&P 500's performance. That, along with a gathering momentum in the global economy, could be the time that growth stocks slip back and value comes back into favor.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it be blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's subadviser for value investing, Institutional Capital Corporation
(ICAP), is a highly successful institutional money manager with nearly 30 years of experience. They specialize in finding undervalued midsize and large company stocks that are poised for significant growth.

This disciplined, research-oriented approach is a key investment strategy for Nuveen Dividend and Growth Fund.

Performance figures are quoted for Class A shares at net asset value. Comments cover the period ended December 31, 1999. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


* The fund had average annual total returns of -3.72% for the one-year period, 11.69% for the 5-year period, and 7.83% for the 10-year period ending December 31, 1999. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.


                                                       SEMIANNUAL REPORT  page 3

"In the fixed income environment over the period, however, we were able to reduce this exposure without sacrificing a significant amount of yield."

Q In the meantime, what strategies did you employ over the six-month period to help mitigate the environment's effects on the fund?

RICK Early in the period, we determined that the stocks of key industries that are very interest rate sensitive could experience weakness. Income-oriented stocks in the utility and real estate industries tend to underperform during periods of strong economic growth and rising interest rates. In response, we reduced our percentages in these industries by selling positions of Equity Office Properties Trust and PacifiCorp., and partial positions of Camden Property Trust.

     Through our sector analysis, we identified opportunities in the energy and consumer goods segments of the market, particularly because the energy industry is less sensitive to interest rate risk and the consumer segment continues to be the driving force behind the U.S. economic expansion. In an effort to capitalize on the strength of consumer demand, we added Ford Motor Company to the portfolio due to its strong position in the industry, breadth of new models and its prospects for additional international growth.

     Our overall aim is to find large capitalization stocks that we believe are undervalued and can provide good dividend income. Two companies that fit this profile are Tyco International and Chevron Corporation. Tyco's stock price has been weak recently due to concerns about its accounting policy, but we believe these concerns are fully reflected in the recent price of the stock. Also, in our opinion, the company's rapid growth rate and strong competitive position in attractive markets such as telecommunications infrastructure position it well for future capital appreciation.

     We believe Chevron has enormous potential in the consolidating energy industry. The company's exploration and production activities and its substantial natural gas assets should position it well for future growth above the industry's average.

Q How did you manage the fixed income portion of the fund throughout the period as the Fed implemented the rate increases?

RICK With the rise in interest rates came attractive yields. In light of that, we increased the overall fixed income allocation of the portfolio, especially in bonds of Fannie Mae and Freddie Mac, which we believe have been undervalued. Mortgage-backed securities, which are generally less sensitive to interest rates than longer-maturity Treasuries and which provided higher current returns as of year-end, made up 17% of the fund's portfolio as of year end.

     Our focus has been on quality securities such as Treasuries and mortgage-backed securities, as they have provided consistent income to the portfolio. We reduced the portfolio's exposure to perpetual preferred stock in order to lessen the credit risk of the portfolio. Preferred stock acts like a fixed income tool in that it provides income, but it has no maturity date. Without a stated maturity, perpetual preferred stock exposes the investor to the credit that backs the security for an indefinite period of time. Investors are generally compensated for the long-term nature of this credit risk with a higher yield. In the fixed income environment over the period, however, we were able to reduce this exposure without sacrificing a significant amount of yield.

SEMIANNUAL REPORT  page 4

Q What is your outlook for the fund going into 2000?

RICK Keeping our eyes on the economy, we expect growth to continue at a steady pace, with GDP growth holding steady around 4.0% and inflation staying low throughout the first half of 2000. This expected combination of strong growth and moderate inflation should keep yields on the 30-year Treasury bond in the high range (6.0% to 6.4%) throughout the first quarter. We expect, therefore, to maintain our focus on high-quality Treasuries and mortgage-backed securities.
     On the equity side, we'll continue to look for stocks that we believe are undervalued and have bright prospects for the future, and which provide dividend income. Our sector analysis will likely continue to come in handy in helping to identify opportunities in industries that are less sensitive to interest rate risk as we head into 2000 and more potential rate increases.

NUVEEN DIVIDEND AND GROWTH FUND
Top Five Industries
  Electric                       20.1%
---------------------------------------
  Natural Gas                    16.4%
---------------------------------------
  Telecommunications             15.1%
---------------------------------------
  Manufacturing                  12.1%
---------------------------------------
  Real Estate Investment Trust    8.2%
---------------------------------------
As a percentage of total U.S. common stocks as of December 31, 1999. Holdings are subject to change.

    "Our sector analysis will likely continue to come in handy in helping to identify opportunities in industries that are less sensitive to interest rate risk as we head into 2000 and more potential rate increases."


                                                       SEMIANNUAL REPORT  page 5

NUVEEN DIVIDEND AND GROWTH FUND

Fund Spotlight as of December 31, 1999


Terms To Know

The following are a few terms used throughout this report.

Market capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped into these main categories:

Large cap:  more than $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return Total return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

Yield Curve The yield curve describes the relationship between the yield on a given type of debt and the maturity of that debt.


-------------------------------------------------------------------------------
Quick Facts
-------------------------------------------------------------------------------
                          A Shares       B Shares       C Shares       R Shares
NAV                         $12.51         $12.55         $12.47         $12.55
-------------------------------------------------------------------------------
Fund Symbol                  FUIAX            N/A          FLUCX          FAACX
-------------------------------------------------------------------------------
CUSIP                    67067B104      67067B203      67067B302      67067B401
-------------------------------------------------------------------------------
Inception Date                8/83          12/98           7/93          12/98
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Total Returns (Annualized)/+/
-------------------------------------------------------------------------------
                     A Shares            B Shares         C Shares     R Shares
                    NAV     Offer       NAV    w/CDSC         NAV          NAV
1-Year            -3.72%   -9.25%     -4.16%   -7.84%       -4.46%       -3.19%
-------------------------------------------------------------------------------
5-Year            11.69%   10.36%     10.92%   10.79%       11.00%       11.81%
-------------------------------------------------------------------------------
10-Year            7.83%    7.19%      7.18%    7.18%        7.13%        7.89%
-------------------------------------------------------------------------------

/+/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the total return figures.


-------------------------------------------------------------------------------
Tax-Free Yields
-------------------------------------------------------------------------------
                           A Shares        B Shares     C Shares     R Shares
                         NAV     Offer        NAV          NAV          NAV
Distribution Rate       5.08%    4.79%       4.30%        4.28%        5.35%
-------------------------------------------------------------------------------
SEC 30-Day Yield        5.58%    5.26%       4.83%        4.83%        5.84%
-------------------------------------------------------------------------------

-----------------------------
Portfolio Allocation
-----------------------------
[PIE CHART APPEARS HERE]

Fixed Income..............55%
Common Stocks.............30%
Preferred Stocks..........10%
Cash Equivalents.......... 5%

As a percentage of total holdings as of December 31, 1999.
Holdings are subject to change.


--------------------------------------
Portfolio Statistics
--------------------------------------

Total Net Assets         $22.1 million
--------------------------------------
Average Market
Capitalization (Stocks)    $20 billion
--------------------------------------
Average P/E                       18.0
--------------------------------------
Number of Stocks                    29
--------------------------------------
Expense Ratio*                   1.20%
--------------------------------------
* For Class A shares after credit/reimbursement.


--------------------------------------
Top Ten Stock Holdings**
--------------------------------------
Enron Corp.                       6.4%
--------------------------------------
Chevron Corporation               6.2%
--------------------------------------
El Paso Energy Corporation        5.6%
--------------------------------------
Duke Energy Corporation           5.4%
--------------------------------------
Eaton Corporation                 5.2%
--------------------------------------
U.S. West, Inc.                   5.2%
--------------------------------------
GTE Corporation                   5.1%
--------------------------------------
Sprint Corporation (FON Group)    4.9%
--------------------------------------
Eastman Kodak Company             4.8%
--------------------------------------
CMS Energy Corporation            4.5%
--------------------------------------

** As a percentage of total U.S. common stocks as of December 31, 1999. Holdings are subject to change.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.


SEMIANNUAL REPORT  page 6

Portfolio of Investments (Unaudited)
Nuveen Dividend and Growth Fund
December 31, 1999

                                                                     Market
      Shares     Description                                          Value
---------------------------------------------------------------------------
                 COMMON STOCKS - 31.3%
                 Basic Materials - 0.5%
      15,000     USEC Inc.                                       $  105,000
---------------------------------------------------------------------------
                 Capital Goods - 2.1%
       5,000     General Dynamics Corporation                       263,750
       5,000     Tyco International Ltd.                            194,375
---------------------------------------------------------------------------
                 Consumer Cyclicals - 2.8%
       5,000     Eastman Kodak Company                              331,250
       5,300     Ford Motor Company                                 283,219
---------------------------------------------------------------------------
                 Energy - 3.8%
       5,000     Chevron Corporation                                433,125
       5,000     Valero Energy Corporation                           99,375
      10,000     Williams Companies Incorporated                    305,625
---------------------------------------------------------------------------
                 Financials - 3.5%
       9,500     Boston Properties, Inc.                            295,688
      10,000     Camden Property Trust                              273,750
      10,000     Heller Financial, Inc.                             200,625
---------------------------------------------------------------------------
                 Health Care - 1.2%
       7,500     Abbott Laboratories                                272,344
---------------------------------------------------------------------------
                 Technology - 1.6%
       5,000     Eaton Corporation                                  363,125
---------------------------------------------------------------------------
                 Transportation - 1.1%
      11,000     Airborne Freight Corporation                       242,000
---------------------------------------------------------------------------
                 Utilities - 14.7%
      10,000     CMS Energy Corporation                             311,875
      10,000     Carolina Power & Light Company                     304,375
       7,500     Duke Energy Corporation                            375,938
      10,000     El Paso Energy Corporation                         388,125
      10,000     Enron Corp.                                        443,750
       5,000     GTE Corporation                                    352,813
       5,800     Scottish Power plc Sponsored ADR                   162,400
      10,000     Southern Company                                   235,000
       5,000     Sprint Corporations (FON Group)                    336,563
       5,000     U.S. West, Inc.                                    360,000
---------------------------------------------------------------------------
                 Total Common Stocks - (cost $7,107,991)          6,934,090
                 ----------------------------------------------------------

                 PREFERRED STOCKS - 9.9%
                 Consumer Staples - 2.3%
      20,000     MediaOne Financial Trust III (9.040%)              503,750

Portfolio of Investments (Unaudited)
Nuveen Dividend and Growth Fund (continued)
December 31, 1999

                                                                                                               Market
       Shares   Description                                                                                     Value
----------------------------------------------------------------------------------------------------------------------
                PREFERRED STOCKS (continued)
                Energy - 2.6%
       30,000   Equitable Resources,                                                                      $   573,750
                  Incorporated (7.350%)
----------------------------------------------------------------------------------------------------------------------
                Utilities - 5.0%
       10,000   CMS Energy Corporation                                                                        338,750
       15,000   Coastal Finance I, The                                                                        339,375
                  Coastal Corporation (8.375%)
       20,000   TransCanada Pipeline Ltd.                                                                     427,500
                  (8.250%)
----------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks -                                                                    2,183,125
                  (cost $2,577,263)
                ------------------------------------------------------------------------------------------------------

    Principal                                                 Optional Call                                    Market
       Amount   Description                                     Provisions*           Ratings**                 Value
----------------------------------------------------------------------------------------------------------------------
                CORPORATE BONDS - 38.8%
                Capital Goods - 4.1%
     $525,000   Interpool Capital Trust,                       No Opt. Call                BBB-               416,695
                  9.875%, 2/15/27
      500,000   Lockheed Martin Corp.,                         No Opt. Call                BBB-               498,701
                  8.200%, 12/01/09
----------------------------------------------------------------------------------------------------------------------
                Consumer Staples - 2.2%
      500,000   British Sky Broadcasting,                      No Opt. Call                Baa2               481,514
                  8.200%, 7/15/09
----------------------------------------------------------------------------------------------------------------------
                Energy - 5.9%
      625,000   Norcen Energy Resource                         No Opt. Call                 BBB               595,239
                  Debenture, 7.375%, 5/15/06
      750,000   PDVSA Finance Limited,                         No Opt. Call                  A3               710,365
                  9.375%, 11/15/07
----------------------------------------------------------------------------------------------------------------------
                Financials - 8.6%
      500,000   Commercial Mortgage Asset                      No Opt. Call                 AAA               467,910
                Trust, Series 99C1-A3,
                6.640%, 9/17/10
    1,000,000   Morgan Stanley Capital I                       No Opt. Call                  AA               932,500
                  Incorporated, Commercial
                  Mortgage Pass Through
                  Certificates, Series
                  1999-RM1, 6.810%, 12/15/31
      500,000   United Dominion Realty Trust,                  No Opt. Call                 BBB               491,793
                  7.600%, 1/25/02
----------------------------------------------------------------------------------------------------------------------
                Health Care - 4.3%
      500,000   Columbia/HCA Healthcare                        No Opt. Call                 BB+               465,592
                  Corporation, 6.870%, 9/15/03
      500,000   Columbia/HCA Healthcare                        No Opt. Call                 BB+               477,141
                  Corporation, 6.630%, 7/15/45
                  (Mandatory put 7/15/02)
----------------------------------------------------------------------------------------------------------------------
                Technology - 4.6%
      500,000   Sun Microsystems Inc, 7.500%,                  No Opt. Call                BBB+               502,683
                  8/15/06
      500,000   Williams Communications Group                  No Opt. Call                 BB-               526,872
                  Inc., 10.700%, 10/01/07
----------------------------------------------------------------------------------------------------------------------
                Transportation - 4.9%
      750,000   Laidlaw Inc., 7.650%, 5/15/06                  No Opt. Call                 BBB               697,872
      500,000   Windsor Petroleum                              No Opt. Call                Baa3               395,000
                  Transportation Corporation,
                  7.840%, 1/15/21
----------------------------------------------------------------------------------------------------------------------
                Utilities - 4.2%
    1,000,000   AES China Generation Limited,             12/01 at 105 1/16                 BB-               680,000
                  10.125%, 12/15/06
      250,000   County of Cattaraugus                          No Opt. Call                 N/R               246,610
                  Industrial Development
                  Agency, Tax-Exempt Industrial
                  Development
                  Revenue Bonds (Laidlaw Energy and Environmental, Inc.
                  Project), Series 1999A, 12.500%, 7/01/10
----------------------------------------------------------------------------------------------------------------------
                Total Corporate Bonds - (cost $8,921,206)                                                   8,586,487
                ------------------------------------------------------------------------------------------------------
                U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.4%
                Federal Home Loan Mortgage Corporation - 4.3%
      500,000     5.000%, 1/15/04                              No Opt. Call                 AAA               467,987
      500,000     6.625%, 9/15/09                              No Opt. Call                 Aaa               485,227
----------------------------------------------------------------------------------------------------------------------
                Federal National Mortgage Association - 13.1%
      500,000     5.125%, 2/13/04                              No Opt. Call                 AAA               469,565
      500,000     6.500%, 8/15/04                              No Opt. Call                 Aaa               493,571
      500,000     7.000%, 1/01/15 (WI)                         No Opt. Call                 Aaa               494,350
      500,000     7.000%, 1/01/30 (WI)                         No Opt. Call                 Aaa               484,065
      500,000     7.500%, 1/01/30 (WI)                         No Opt. Call                 Aaa               494,650
      500,000     6.500%, 1/01/30 (WI)                         No Opt. Call                 Aaa               471,200
----------------------------------------------------------------------------------------------------------------------
                Total U.S. Government and Agency Obligations - (cost $3,908,723)                            3,860,615
                ------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 5.6%
  $ 1,250,000   Ford Motor Credit Company, Commercial Paper, 6.380%, 1/05/00                A-1             1,249,114
----------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments - (cost $1,249,114)                                            1,249,114
                ------------------------------------------------------------------------------------------------------
                Total Investments - (cost $23,764,297) - 103.0%                                            22,813,431
                ------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (3.0)%                                                       (664,964)
                ------------------------------------------------------------------------------------------------------
                Net Assets - 100%                                                                         $22,148,467
                ======================================================================================================

                 * Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

                ** Ratings: Using the higher of Standard & Poor's or Moody's rating.

                N/R  Investment is not rated.

                (WI) Security purchased on a when-issued basis (note 1).

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
Nuveen Dividend and Growth Fund
December 31, 1999



--------------------------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $23,764,297) (note 1)                                             $22,813,431
Cash                                                                                                               633,614
Receivables:
   Dividends and interest                                                                                          247,118
   Investments sold                                                                                                244,429
Other assets                                                                                                       253,152
--------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                               24,191,744
--------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                                                         1,964,908
   Shares redeemed                                                                                                  20,651
Accrued expenses:
   Management fees (note 5)                                                                                          1,398
   12b-1 distribution and service fees (notes 1 and 5)                                                               8,238
   Other                                                                                                            48,082
--------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                           2,043,277
--------------------------------------------------------------------------------------------------------------------------
Net assets (note 6)                                                                                            $22,148,467
==========================================================================================================================
Class A Shares (note 1)
Net assets                                                                                                     $16,467,590
Shares outstanding                                                                                               1,316,850
Net asset value and redemption price per share                                                                 $     12.51
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)      $     13.27
==========================================================================================================================
Class B Shares (note 1)
Net assets                                                                                                     $   298,756
Shares outstanding                                                                                                  23,803
Net asset value, offering and redemption price per share                                                       $     12.55
==========================================================================================================================
Class C Shares (note 1)
Net assets                                                                                                     $ 5,297,938
Shares outstanding                                                                                                 424,802
Net asset value, offering and redemption price per share                                                       $     12.47
==========================================================================================================================
Class R Shares (note 1)
Net assets                                                                                                     $    84,183
Shares outstanding                                                                                                   6,707
Net asset value, offering and redemption price per share                                                       $     12.55
==========================================================================================================================


                                 See accompanying notes to financial statements.

                      Statement of Operations (Unaudited)
                        Nuveen Dividend and Growth Fund
                       Six Months Ended December 31, 1999


-----------------------------------------------------------------------------------------------------
Investment Income (note 1)
Dividends                                                                               $   257,156
Interest                                                                                    478,415
-----------------------------------------------------------------------------------------------------
Total investment income                                                                     735,571
-----------------------------------------------------------------------------------------------------
Expenses
Management fees (note 5)                                                                     87,045
12b-1 service fees - Class A (notes 1 and 5)                                                 21,809
12b-1 distribution and service fees - Class B (notes 1 and 5)                                 1,285
12b-1 distribution and service fees - Class C (notes 1 and 5)                                27,204
Shareholders' servicing agent fees and expenses                                              16,575
Custodian's fees and expenses                                                                24,522
Directors' fees and expenses (note 5)                                                         4,917
Professional fees                                                                            11,760
Shareholders' reports - printing and mailing expenses                                        30,532
Federal and state registration fees                                                          15,541
Other expenses                                                                                1,561
-----------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                        242,751
  Custodian fee credit (note 1)                                                              (2,440)
  Expense reimbursement (note 5)                                                            (79,754)
-----------------------------------------------------------------------------------------------------
Net expenses                                                                                160,557
-----------------------------------------------------------------------------------------------------
Net investment income                                                                       575,014
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from Investments
Net realized gain from investment transactions (notes 1 and 4)                              101,846
Net change in unrealized appreciation or depreciation of investments                     (1,772,598)
-----------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                         (1,670,752)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                                   $(1,095,738)
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                Statement of Changes in Net Assets (Unaudited)

                                                                    Six Months Ended     Year Ended
                                                                            12/31/99        6/30/99
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                    $   575,014    $ 1,134,929
Net realized gain from investment transactions (notes 1 and 4)               101,846      2,285,326
Net change in unrealized appreciation or depreciation of investments      (1,772,598)    (1,606,116)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     (1,095,738)     1,814,139
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                                   (430,319)      (920,884)
  Class B                                                                     (5,159)        (2,050)
  Class C                                                                   (112,712)      (224,267)
  Class R                                                                     (1,654)          (222)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                   (549,844)    (1,147,423)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions (note 2)
Net proceeds from sale of shares                                           1,053,019      1,555,679
Net proceeds from shares issued to shareholders
  due to reinvestment of distributions                                       272,523        487,743
-----------------------------------------------------------------------------------------------------
                                                                           1,325,542      2,043,422
Cost of shares redeemed                                                   (1,439,831)    (4,521,241)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions          (114,289)    (2,477,819)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     (1,759,871)    (1,811,103)
Net assets at the beginning of period                                     23,908,338     25,719,441
-----------------------------------------------------------------------------------------------------
Net assets at the end of period                                          $22,148,467    $23,908,338
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of period      $    25,192    $        22
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)



1. General Information and Significant Accounting Policies

The Nuveen Dividend and Growth Fund (the "Fund") is a series of Nuveen Taxable Funds Inc. (the "Corporation"), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The Fund seeks to provide current income and long-term growth of income and capital by investing primarily in fixed-income securities with varying maturities. The balance of fund assets will be invested primarily in stocks of established, well-known companies. The Fund will seek capital appreciation as a secondary objective.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices used to value fixed-income securities in the Portfolio of Investments are based on the mean between the bid and ask prices as provided by an independent pricing service. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Common stocks and other equity securities are valued at the last sales price that day. Securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices. Any securities or assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Short-term investments are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 1999, the Fund had outstanding when-issued purchase commitments of $1,964,908.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income is declared and distributed to shareholders monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund is authorized to issue Class A, B, C and R Shares, but did not offer Class B and R Shares until December 31, 1998. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares at the end of eight years. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances, or by specific classes of shareholders.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions as well as restricted securities. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the six months ended December 31, 1999.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby the custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such arrangements are an alternative to overnight investments.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares


Transactions in Fund shares were as follows:


                                                                            Six Months Ended             Year Ended
                                                                                12/31/99                  6/30/99
                                                                        ------------------------  ------------------------
                                                                           Shares        Amount     Shares         Amount
--------------------------------------------------------------------------------------------------------------------------
Shares sold:
 Class A                                                                   32,636   $   419,313     66,653    $   883,172
 Class B                                                                   12,095       155,618     13,296        176,327
 Class C                                                                   30,948       401,723     35,449        472,476
 Class R                                                                    5,911        76,365      1,740         23,704
Shares issued to shareholders due to reinvestment of distributions:
 Class A                                                                   16,290       209,616     29,171        385,324
 Class B                                                                      227         2,937         92          1,247
 Class C                                                                    4,546        58,353      7,670        101,071
 Class R                                                                      126         1,617          7            101
--------------------------------------------------------------------------------------------------------------------------
                                                                          102,779     1,325,542    154,078      2,043,422
--------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
 Class A                                                                  (94,294)   (1,208,814)  (266,084)    (3,512,768)
 Class B                                                                   (1,907)      (24,104)        --             --
 Class C                                                                  (15,221)     (193,469)   (76,693)    (1,008,473)
 Class R                                                                   (1,077)      (13,444)        --             --
--------------------------------------------------------------------------------------------------------------------------
                                                                         (112,499)   (1,439,831)  (342,777)    (4,521,241)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                    (9,720)  $  (114,289)  (188,699)   $(2,477,819)
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

3. Distributions to Shareholders

The Fund declared a dividend distribution from its net investment income which was paid on February 1, 2000, to shareholders of record on January 7, 2000, as follows:

------------------------------------------------------------------------------
Dividend per share:
 Class A                                                                $.0530
 Class B                                                                 .0450
 Class C                                                                 .0445
 Class R                                                                 .0560
==============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investment securities, U.S. government and agency obligations and short-term investments for the six months ended December 31, 1999, were as follows:

-------------------------------------------------------------------------------
Purchases:
 Investment securities                                              $ 6,794,781
 U.S. government and agency obligations                              10,605,780
 Short-term investments                                              23,726,772
Sales:
 Investment securities                                               10,509,777
 U.S. government and agency obligations                               7,192,850
 Short-term investments                                              23,500,000
===============================================================================

At December 31, 1999, the identified cost of investments owned for federal income tax purposes was $23,790,934. Net unrealized depreciation for federal income tax purposes aggregated $977,503 of which $744,847 related to appreciated securities and $1,722,350 related to depreciated securities.

At June 30, 1999, the Fund's last fiscal year end, the Fund had an unused capital loss carryforward of $1,403,660 available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Management Fee and Other Transactions with Affiliates
Under the Fund's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

Average Daily Net Assets                                         Management Fee
-------------------------------------------------------------------------------
For the first $125 million                                          .7500 of 1%
For the next $125 million                                           .7375 of 1
For the next $250 million                                           .7250 of 1
For the next $500 million                                           .7125 of 1
For the next $1 billion                                             .7000 of 1
For net assets over $2 billion                                      .6750 of 1
==============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Fund pays no compensation directly to those of its Directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

The Adviser has agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution and service fees and extraordinary expenses) from exceeding .95% of the average daily net asset value of any class of Fund shares.

During the six months ended December 31, 1999, John Nuveen & Co., Incorporated (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $4,000, of which approximately $3,500 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended December 31, 1999, the Distributor compensated authorized dealers with approximately $9,500 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended December 31, 1999, the Distributor retained approximately $8,900 of such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $100 of CDSC on share redemptions during the six months ended December 31, 1999.


6. Composition of Net Assets

At December 31, 1999, the Fund had 200,000,000 shares of $.001 par value common stock authorized. Net assets consisted of:


-------------------------------------------------------------------------------
Capital paid-in                                                     $24,402,591
Balance of undistributed net investment income                           25,192
Accumulated net realized gain (loss) from investment transactions    (1,328,450)
Net unrealized appreciation (depreciation) of investments              (950,866)
-------------------------------------------------------------------------------
Net assets                                                          $22,148,467
===============================================================================

                   Financial Highlights (Unaudited)


                   Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                    Investment Operations           Less Distributions
                                -----------------------------   -------------------------

                                                 Net
                                           Realized/
                                          Unrealized
                     Beginning      Net      Invest-                Net                     Ending
                           Net  Invest-         ment            Invest-                        Net
Year Ended               Asset     ment         Gain               ment  Capital             Asset
June 30,                 Value   Income       (Loss)    Total    Income    Gains    Total    Value
--------------------------------------------------------------------------------------------------
Class A (8/83)
    2000 (e)            $13.43     $.33       $(.93)   $(.60)    $(.32)      $--   $(.32)   $12.51
    1999                 13.06      .63         .38     1.01      (.64)       --    (.64)    13.43
    1998                 11.51      .61        1.57     2.18      (.63)       --    (.63)    13.06
    1997                 11.09      .66         .40     1.06      (.64)       --    (.64)    11.51
    1996                 10.24      .64         .85     1.49      (.64)       --    (.64)    11.09
    1995                  9.69      .64         .55     1.19      (.64)       --    (.64)    10.24
Class B (12/98)
    2000 (e)             13.47      .30        (.95)    (.65)     (.27)       --    (.27)    12.55
    1999 (d)             13.64      .37        (.32)     .05      (.22)       --    (.22)    13.47
Class C (7/93)
    2000 (e)             13.39      .28        (.93)    (.65)     (.27)       --    (.27)    12.47
    1999                 13.03      .54         .37      .91      (.55)       --    (.55)    13.39
    1998                 11.49      .55        1.56     2.11      (.57)       --    (.57)    13.03
    1997                 11.08      .61         .38      .99      (.58)       --    (.58)    11.49
    1996                 10.24      .58         .84     1.42      (.58)       --    (.58)    11.08
    1995                  9.69      .59         .55     1.14      (.59)       --    (.59)    10.24
Class R (12/98)
    2000 (e)             13.48      .37        (.96)    (.59)     (.34)       --    (.34)    12.55
    1999 (d)             13.64      .42        (.30)     .12      (.28)       --    (.28)    13.48
==================================================================================================

                                                                    Ratios/Supplemental Data
                                    ----------------------------------------------------------------------------------
                                                Before Credit/          After            After Credit/
                                                Reimbursement      Reimbursement(b)     Reimbursement(c)
                                             ------------------   ------------------   ------------------

                                                          Ratio                Ratio                Ratio
                                                         of Net               of Net               of Net
                                                        Invest-              Invest-              Invest-
                                             Ratio to      ment   Ratio of      ment   Ratio of      ment
                                             Expenses    Income   Expenses    Income   Expenses    Income
                                    Ending         to        to         to        to         to        to
                                       Net    Average   Average    Average   Average    Average   Average   Portfolio
                           Total    Assets        Net       Net        Net       Net        Net       Net    Turnover
                      Return (a)     (000)     Assets    Assets     Assets    Assets     Assets    Assets        Rate
----------------------------------------------------------------------------------------------------------------------
Class A (8/83)
   2000 (e)               (4.44)%  $16,468       1.90%*    4.41%*     1.22%*    5.09%*     1.20%*    5.12%*        77%
   1999                    7.80     18,289       1.72      4.38       1.34      4.76       1.34      4.76         109
   1998                   19.32     20,013       1.35      4.92       1.34      4.93       1.34      4.93         101
   1997                    9.89     20,157       1.54      5.41        .98      5.97        .98      5.97         128
   1996                   14.82     25,010       1.45      5.35        .98      5.82        .98      5.82         115
   1995                   12.73     25,000       1.52      6.00       1.00      6.52       1.00      6.52         159
Class B (12/98)
   2000 (e)               (4.86)       299       2.64*     3.94*      1.97*     4.61*      1.95*     4.63*         77
   1999 (d)                 .40        180       2.69*     4.82*      1.91*     5.60*      1.91*     5.60*        109
Class C (7/93)
   2000 (e)               (4.83)     5,298       2.65*     3.68*      1.97*     4.37*      1.95*     4.39*         77
   1999                    7.06      5,416       2.37      3.74       1.99      4.12       1.99      4.12         109
   1998                   18.65      5,707       1.90      4.38       1.89      4.39       1.89      4.39         101
   1997                    9.25      5,555       2.09      4.91       1.53      5.47       1.53      5.47         128
   1996                   14.15      6,302       2.00      4.79       1.52      5.27       1.52      5.27         115
   1995                   12.14      5,501       2.06      5.49       1.54      6.01       1.54      6.01         159
Class R (12/98)
   2000 (e)               (4.36)        84       1.64*     5.11*       .97*     5.78*       .95*     5.80*         77
   1999 (d)                 .83         24       1.67*     5.62*       .88*     6.41*       .88*     6.41*        109
======================================================================================================================

*   Annualized.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable (note 5).
(c) After custodian fee credit and expense reimbursement, where applicable (notes 1 and 5).
(d) From commencement of class operations as noted.
(e) For the six months ended December 31, 1999.

Building a Better Portfolio
Can Make You a Successful Investor


Nuveen Family
of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
International Growth Fund
Innovation Fund
Nuveen Rittenhouse Growth Fund

Growth and
Income
European Value Fund
Growth and
Income Stock Fund
Balanced Stock
and Bond Fund
Balanced Municipal
and Stock Fund
Dividend and
Growth Fund

Income
Income Fund
Floating Rate Fund(1)

Tax-Free Income

National Funds
High Yield
Long-Term
Insured Long Term
Intermediate-Term
Limited-Term

State Funds
Arizona
California(2)
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts(2)
Michigan
Missouri
New Jersey
New Mexico
New York(2)
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin

Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred/R/

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.


1. This is a continuously-offered closed-end interval fund. As such, redemptions are only available during quarterly repurchase periods. See fund prospectus for additional information.

2. Long-term and insured long-term portfolios.

Fund Information

Board of Directors

Robert P. Bremner

Lawrence H. Brown

Anne E. Impellizzeri

Peter R. Sawers

William J. Schneider

Timothy R. Schwertfeger

Judith M. Stockdale



Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606



Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
P.O. Box 5186
New York, NY 10274

(800) 257-8787



Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.



Independent Public Accountants

Arthur Andersen LLP
Chicago, IL

     SERVING
Investors for Generations

[Photo of John Nuveen, Sr. appears here]

John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies whose aim is to provide consistent, competitive performance over time -- with moderated risk. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our growth, growth and income, income, and tax-free funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.



NUVEEN

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com